UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
VONAGE HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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EXPLANATORY NOTE

This amendment to the proxy statement of Vonage Holdings Corp. (the “Company”) filed with the Securities and Exchange Commission on April 25, 2019 (the “Proxy Statement”) is being filed to correct (i) the first Item of Business set forth in the Notice of the Proxy Statement, which is to elect four Class I directors for a term to expire at the 2020 annual meeting of stockholders; and (ii) the expiration date of the Rights set forth in Section 7 of the Company’s Tax Benefits Preservation Plan (the “Plan”), which is attached to the Proxy Statement as Appendix B.  As correctly stated in the Proxy Statement under “Proposal No. 5,” stockholders are being asked to ratify the extension of the Plan to the close of business on June 30, 2021.

No other changes have been made to the Proxy Statement. This supplemental information should be read in conjunction with the Proxy Statement.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 6, 2019.

VONAGE HOLDINGS CORP.

VONAGE HOLDINGS CORP.
P.O. BOX 310
HOLMDEL, NJ 07733

E71426-P22800

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 9, 2019
Date: June 6, 2019 **Time:** 10:00 AM Local Time
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/VG2019.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/VG2019 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com*, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 23, 2019 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

SCAN TO
VIEW MATERIALS & VOTE

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com* or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/VG2019*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E71427-P22800

Voting Items

A. Election of Directors

The Board of Directors recommends you vote FOR the listed nominees.

Nominees:

1a. Alan Masarek

1b. Hamid Akhavan

1c. Michael McConnell

1d. Gary Steele

B. Issues

The Board of Directors recommends you vote FOR the following proposals:

2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

3. To approve our named executive officers' compensation in an advisory vote.

4. To approve the company's Amended and Restated 2015 Equity Incentive Plan.

5. To ratify the extension of the Tax Benefits Preservation Plan.

NOTE: To transact other business as may properly come before the meeting or any adjournment thereof.

E71428-P22800